Exhibit 99(a)

Wachovia Media Contacts:	Golden West Media and Investor Contact:
Mary Eshet 704-383-7777	William C. Nunan 510-446-3614
Christy Phillips 704-383-8178
Laurie Hedrick 704-374-6092

Wachovia Investor Contacts:
Alice Lehman 704-374-4139
Ellen Taylor 704-383-1381
Jeff Richardson 704-383-8250

May 7, 2006

WACHOVIA TO ACQUIRE GOLDEN WEST FINANCIAL, NATION’S MOST ADMIRED AND

2ND LARGEST SAVINGS INSTITUTION

Enhances Retail Banking Network In Attractive Growth Markets And Bolsters National Consumer Lending

CHARLOTTE, N.C. — Wachovia Corporation (NYSE:WB) and Golden West Financial Corporation (NYSE: GDW), parent of World Savings Bank, said today they have signed a definitive agreement to merge, creating a leading retail banking and mortgage lending franchise in many of the nation’s most attractive growth markets. This combination strengthens Wachovia’s presence in California, Florida and Texas, and extends the banking franchise within reach of 55 percent of the U.S. population.

With the acquisition of Oakland, California-based Golden West, Wachovia will add 285 consumer banking offices with $62 billion in retail deposits in 10 states while entering new markets in California, Arizona, Colorado, Illinois, Kansas and Nevada. The combined company, which will have assets of $669 billion and a market capitalization of $117 billion, will serve banking customers in 21 states and Washington, D.C. Wachovia will gain mortgage lending operations under the World Savings Bank name in 39 states.

“We believe this combination of our two companies, both known for exceptional customer service and pristine credit quality, will generate superior long-term growth in earnings per share,” said Ken Thompson, Wachovia chairman and chief executive officer, who noted that Golden West’s World Savings Bank is the nation’s only standalone savings and loan with a “AA” debt rating. “For four decades, Golden West has taken industry-wide challenges in stride and maintained a singular focus as a risk-averse residential mortgage portfolio lender. The result is an astonishing 25-year track record of 17 percent compound annual growth in earnings per share and virtually no credit losses realized even in the toughest year in its history.”

Herbert M. Sandler, Golden West chairman and chief executive officer, commented, “I’ve been a keen observer of the market and the mortgage and banking industries for nearly 40 years. Wachovia is the company we selected to entrust with our legacy as one of the nation’s most admired and trusted financial institutions. We share the same values of operating with integrity, putting customers first and encouraging teamwork.”

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Added Marion O. Sandler, Golden West chairman and chief executive officer, “Golden West has grown consistently over many years, and now we’d like to provide our loyal customers with the additional banking products they’ve been asking for. We believe Wachovia is the perfect partner to deliver on customers’ needs and further enhance the strong company we have built.”

Terms of the agreement call for each Golden West shareholder to receive a package of 1.051 shares of Wachovia common stock and $18.65 in cash. Based on the closing price of Wachovia common stock on May 5, 2006, this represents total consideration of $25.5 billion, or a price of $81.07 per share of Golden West common stock, a 15 percent premium over Golden West’s share price on that date. The purchase accounting transaction, which is expected to close in the fourth quarter of 2006, is expected to add to Wachovia’s earnings per share excluding merger-related and restructuring expense and intangibles amortization in the second year after closing. It is expected to provide an internal rate of return of 17 percent for Wachovia shareholders.

Wachovia and Golden West will be well-positioned in numerous high-growth markets, with an extensive product offering – the No. 1 retail bank in the Southeast, a Top 5 bank in the western United States, Top 10 mortgage origination and servicing company, Top 10 indirect auto lender, a leading national brokerage and fund manager, and a well-positioned corporate and investment bank. The combined company will have total deposits of $390 billion and loans of $402 billion. The company’s 15 million customers will be served by more than 110,000 employees, 3,400 banking branches, 5,300 ATMs, 360 mortgage lending offices and 730 full-service retail brokerage offices.

“We’re very excited to partner with such strong management and with an extremely knowledgeable and diligent team of sales leaders,” said Ben Jenkins, Wachovia vice chairman and General Bank president. “Customers will continue to be served by the same dedicated and passionate people who have always met their needs – only over time, they’ll have more products and services to choose from. We’ll work hard with our new partners to achieve merger efficiencies, but we expect that no employees who deal directly with customers will lose their jobs.”

“Both companies are proud of their tradition of outstanding community service,” added Marion Sandler of Golden West. “Together, we will strengthen our community leadership, and our shared commitment to the communities we serve will be made more powerful by this merger.” Each company currently has been rated “outstanding” for Community Reinvestment Act compliance by federal regulators.

Wachovia expects the merger will generate $53 million after tax in annual expense reductions, phased in over two years. This equals less than 1 percent of the companies’ current combined expense base. Wachovia expects to take merger-related one-time charges of $293 million after tax, related to staff training, retention and severance; real estate; systems integration; and other miscellaneous accruals.

The complementary strengths of the two companies are expected to generate significant revenue opportunities; however, revenue assumptions were not included in the financial assumptions for the transaction.

When the merger is completed, two members of the current Golden West board of directors will join the Wachovia board. Completion of the transaction is subject to shareholder approvals by both companies and normal regulatory approvals. The boards of directors of both companies

WACHOVIA TO ACQUIRE GOLDEN WEST FINANCIAL/page 3

unanimously approved the merger. In addition, Golden West’s chief executive officers and another Golden West director, Bernard A. Osher, have entered into voting agreements with Wachovia whereby they each agree to vote their shares of Golden West common stock in favor of the merger. Merrill Lynch, Wachovia Securities and Sullivan & Cromwell represented Wachovia and Lehman Brothers and Wachtell, Lipton, Rosen & Katz represented Golden West.

About Wachovia:

Wachovia Corporation (NYSE:WB) is one of the nation’s largest diversified financial services companies, providing 13.4 million household and business relationships with a broad range of banking, asset management, wealth management and corporate and investment banking products and services. Wachovia operates as Wachovia Bank through 3,159 offices in 16 states from Connecticut to Florida and west to Texas, and, until Westcorp merger integration activity is completed, will continue to be known as Western Financial Bank in the former Westcorp locations in California. Two core businesses operate under the Wachovia Securities brand name: retail brokerage in 49 states and in Latin America, and corporate and investment banking in selected industries nationwide. Globally, Wachovia serves clients through more than 40 international offices. Online banking is available at wachovia.com; online brokerage products and services at wachoviasec.com, and investment products and services at evergreeninvestments.com. Wachovia had assets of $541.8 billion, market capitalization of $90.2 billion and stockholders’ equity of $49.8 billion at March 31, 2006.

About Golden West Financial

Headquartered in Oakland, California, Golden West is one of the nation’s largest financial institutions with assets over $125 billion as of March 31, 2006. Golden West has one of the most extensive thrift branch systems in the country, with 285 savings branches in 10 states and lending operations in 39 states. Golden West’s stock is listed on the New York Stock Exchange (NYSE) under the ticker symbol GDW. Golden West investor information is available at www.gdw.com. Information about Golden West’s home loans and savings and checking accounts can be found at www.worldsavings.com and about its proprietary no-load mutual funds and annuities at www.atlasfunds.com.

Announcement Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson, Wachovia CFO Tom Wurtz and Golden West CEO Herbert M. Sandler will discuss the combination of the two companies on a conference call at 10 a.m. EDT on Monday, May 8. The call will be available by telephone and audio webcast. During the call, the speakers will review information presented in handouts that are available through www.wachovia.com/investor or www.gdw.com. Participants are encouraged to access the handouts before the teleconference begins.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Go to Golden West Presentation.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 888-357-9787 for U.S. callers or 706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Monday, May 8, at 1 p.m. EDT and continuing through 5 p.m. EDT Friday, June 9. Replay telephone number is 706-645-9291; access code: 9062085.

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Video News Release: B-roll with footage of the two companies can be downlinked from the following coordinates: IA-6 (formerly Telstar-6), transponder C11 from 10:30 a.m. to 11 a.m. EDT and 2:30 p.m. to 3 p.m. EDT. Uplink frequency is 6145 H, downlink frequency is 3920 V.

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Forward-Looking Statements

This news release contains, and the webcast discussed above will contain, certain forward-looking statements, including, without limitation, (i) statements relating to the benefits of the proposed merger between Wachovia and Golden West (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger, (ii) statements regarding certain of Wachovia’s and/or Golden West’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s and Golden West’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or Golden West in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of Wachovia’s and/or Golden West’s shareholders to approve the Merger, respectively; (7) the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or Golden West conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s and/or Golden West’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; and (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s capital markets and capital management activities, including, without limitation, Wachovia’s mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities. Additional factors that could cause Wachovia’s and Golden West’s results to differ materially from those described in the forward-looking statements can be found in Wachovia’s and Golden West’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters and attributable to Wachovia or Golden West or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and Golden West do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release.

Additional Information

The proposed Merger will be submitted to Wachovia’s and Golden West’s shareholders for their consideration. Wachovia will file a registration statement, which will include a joint proxy statement/prospectus, and Golden West will file a joint proxy statement, and each of Wachovia and Golden West may file other relevant documents concerning the proposed Merger with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and Golden West, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at Wachovia’s website (http://www.wachovia.com) under the tab “Inside Wachovia – Investor Relations” and then under the heading “Financial Reports - SEC Filings”. Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782; or to Golden West, Investor Relations Department, 1901 Harrison Street, Oakland, CA 94612, (510)-445-3420.

Wachovia and Golden West and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia and/or Golden West in connection with the proposed Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2006. Information about the directors and executive officers of Golden West is set forth in the proxy statement for Golden West’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 10, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

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